
Figure 1                                                                                                   EXHIBIT 21

                                                        COMPANY SUBSIDIARIES



Name                                                                   Jurisdiction                 Percent of Equity*
----                                                                   ------------                  ------------------

Vishay Americas, Inc.                                                  Delaware                                   100%
Cera-Mite Corporation                                                  Wisconsin                                  100%
Vishay EFI, Inc.                                                       Rhode Island                               100%
Vishay Infrared Components Inc.                                        California                                 100%
Yosemite Investment, Inc.                                              Indiana                                    100%
   North American Capacitor Company Indiana LLC                        Indiana                                    100%
   North American Capacitor Company Kentucky LLC                       Kentucky                                   100%
North American Capacitor Management Inc.                               Indiana                                    100%
Vishay Interterchnology Asia PTE Ltd.                                  Singapore                                  100%
   Vishay Japan K.K.                                                   Japan                                      100%
   Vishay Hong Kong Ltd.                                               Hong Kong                                  100%
   Vishay Korea                                                        Korea                                      100%
   Vishay Taiwan                                                       Taiwan                                     100%
   Vishay Pte. Ltd.                                                    Singapore                                  100%
Vishay Temic Acquisition Holding Corporation                           Delaware                                   100%
     Siliconix, Inc.                                                   Delaware                                  80.4%
        Siliconix Technology C.V.                                      Netherlands                                100%
             Siliconix Technology B.V.                                 Netherlands                                100%
                Siliconix Israel Ltd.                                  Israel                                     100%
          Siliconix Ltd.                                               England                                    100%
          Siliconix Taiwan Ltd.                                        Taiwan                                     100%
             Siliconix, Ltd. Taiwan                                    Taiwan                                     100%
         Vishay Siliconix, LLC                                         Delaware                                   100%
         Shanghai Simconix Electronic Company Ltd.                     China                                       90%
      Siliconix Semiconductor, Inc.                                    Delaware                                   100%
General Semiconductor, Inc.                                            Delaware                                   100%
   General Semiconductor International Corp.                           Delaware                                   100%
      General Semiconductor Japan, Ltd.                                Japan                            50% by General
                                                                                                         Semiconductor
                                                                                                         International
                                                                                                        50% by General
                                                                                                         Semiconductor
   ATC Corp.                                                           Delaware                                   100%
   Century Components Inc.                                             Delaware                                   100%
--------------
  Note:  Names of Subsidiaries are indented under name of Parent.

* Directors' or other shares required by statute in foreign jurisdictions and totaling less than 1% of equity are omitted.
--------------------------------------------------------------------------------

                                      -1-

Name                                                                   Jurisdiction                 Percent of Equity*
----                                                                   ------------                  ------------------
   General Semiconductor (Arizona), Inc.                               Arizona                                    100%
   General Semiconductor Remittance Products, Inc.                     Delaware                                   100%
   General Semiconductor PSD (China) Holdings, Inc.                    Delaware                                   100%
      General Semiconductor (China) Co., Ltd.                          China                                      100%
   General Semiconductor Industries, Inc.                              Delaware                                   100%
      GSI-General Semiconductor Ireland                                Ireland                       70.25% by General
                                                                                                         Semiconductor
                                                                                                            Industries
                                                                                                     29.75% by General
                                                                                                         Semiconductor
         GSI-General Semiconductor (Europe) Ltd.                       Ireland                                    100%
   GSI-General Semiconductor Industries, Inc.                          Delaware                                   100%
   General Semiconductor of Taiwan, Ltd.                               Taiwan                                     100%
   General Semiconductor Korea Co., Ltd.                               Korea                                      100%
   General Semiconductor France S.A.                                   France                                     100%
   General Semiconductor (Singapore) Pte. Ltd.                         Singapore                                  100%
   General Semiconductor Hongkong Ltd.                                 Hong Kong                                  100%
Nippon Vishay, K.K.                                                    Japan                                      100%
Vishay F.S.C., Inc.                                                    Barbados                                   100%
Vishay VSH Holdings, Inc.                                              Delaware                                   100%
Vishay Roederstein Electronics, Inc.                                   Delaware                                   100%
Vishay Measurements Group, Inc.                                        Delaware                                   100%
     Grupo Da Medidas Iberica S.L.                                     Spain                                      100%
Vishay Israel Limited                                                  Israel                                     100%
   Z.T.R. Electronics Ltd.                                             Israel                                     100%
   Vishay International Trade Ltd.                                     Israel                                     100%
   Dale Israel Electronics                                             Israel                                     100%
         Industries, Ltd.
   Draloric Israel Ltd.                                                Israel                                     100%
   V.I.E.C. Ltd.                                                       Israel                                     100%
   Vishay Advance Technology, Ltd.                                     Israel                                     100%
   Vilna Equities Holding, B.V.                                        Netherlands                                100%
     Visra Electronics Financing                                       Netherlands                                100%
           B.V.
   Measurements Group (U.K.) Ltd.                                      England & Wales                            100%
   Vishay Europe GmbH                                                  Germany                         57.4% by Vishay
                                                                                                               Israel;
                                                                                                      39.4% by Vishay;
-----------------
  Note:  Names of Subsidiaries are indented under name of Parent.

* Directors' or other shares required by statute in foreign jurisdictions and totaling less than 1% of equity are omitted.
--------------------------------------------------------------------------------

                                      -2-

Name                                                                   Jurisdiction                 Percent of Equity*
----                                                                   ------------                  ------------------
                                                                                                        2.0% by Vilna;
                                                                                                          1.2% by Dale
     Vishay Electronic GmbH                                            Germany                                    100%
           Roederstein Electronics Portgual Lda.                       Portugal                                   100%
           Ecomal Deutschland GmbH                                     Germany                                     78%
           Ecomal Schweiz A.G.                                         Switzerland                                100%
           Ecomal Austria                                              Austria                                    100%
                   Ges.mbH
           Klevestav-Roederstein Festigheter AB                        Sweden                                      50%
             Vishay Components, S.A.                                   Spain                                      100%
              Ecomal Nederland BV                                      Netherlands                                100%
             Ecomal Belgium N.V.                                       Belgium                                    100%
             Ecomal Denmark A/S                                        Denmark                                     80%
             Ecomal Finland OY                                         Finland                                    100%
           Okab Roederstein Finland OY                                 Finland                                   44.4%
       Rogin Electronic S.A.                                           Spain                                       33%
       Roederstein Norge AS                                            Norway                                      40%
       Roederstein-Hilfe-GmbH                                          Germany                                    100%
     Draloric Electronic SPOL S RO                                     Czech Republic                             100%
     Vishay S.A.                                                       France                                    99.8%
       Ultronix, Inc.                                                  Delaware                                   100%
         Vishay Thin Film, Inc.                                        New York                                   100%
           Vishay Techno Components Corp.                              Delaware                                   100%
     E-Sil Components Ltd.                                             England & Wales                            100%
        Vishay Roederstein Limited                                     England                                    100%
        Vitramon Limited                                               England                                    100%
       Vishay Ltd.                                                     England & Wales                            100%
        Spectrol GmbH                                                  Germany                                    100%
        Grued Corporation                                              Delaware                                   100%
          Con-Gro Corp.                                                Delaware                                   100%
         Gro-Con, Inc.                                                 Delaware                                   100%
          Angstrohm Precision, Inc.                                    Delaware                                   100%
          Angstrohm Holdings, Inc.                                     Delaware                                   100%
        Sfernice, Ltd.                                                 England & Wales                            100%
          Heavybarter, Unlimited                                       England & Wales                            100%
          Dale ACI Components                                          England                                    100%
   Facility Services, GmbH                                             Germany                                     50%
   Vishay Semiconductor GmbH                                           Germany                                    100%
     Vishay Semiconductor Itzehoe GmbH                                 Germany                                    100%
   Vishay (Phils.) Inc.                                                Philippines                                100%
   Vishay Semiconductor GES.M.B.H.                                     Austria                                    100%
----------
  Note:  Names of Subsidiaries are indented under name of Parent.

* Directors' or other shares required by statute in foreign jurisdictions and totaling less than 1% of equity are omitted.
--------------------------------------------------------------------------------

                                      -3-

Name                                                                   Jurisdiction                 Percent of Equity*
----                                                                   ------------                  ------------------

   Shanghai Vishay Discrete Semiconductors Ltd.                        China                                      100%
   Shanghai Vishay  Opto Semiconductors Ltd.                           China                                       70%
   Vishay Hungary                                                      Hungary                                    100%
   Infineon Technologies Krubong Sdn. Bhd.                             Malaysia                                   100%
   ECOMAL France S.A.                                                  France                                     100%
Vishay Dale Holdings, Inc.                                             Delaware                                   100%
   Vishay Dale Electronics, Inc.                                       Delaware                                   100%
      Components Dale de Mexico S.A. de C.V.                           Mexico                                     100%
      Electronica Dale de Mexico S.A. de C.V.                          Mexico                                     100%
      Vishay Electronic Components Asia Pte.,Ltd.                      Singapore                                  100%
      Angstrohm Precision, Inc. (Maryland)                             Maryland                                   100%
   Vishay Bradford Electronics, Inc.                                   Delaware                                   100%
   Vishay Sprague Holdings Corp.                                       Delaware                                   100%
      Vishay Service Center, Inc.                                      Massachusetts                              100%
      Vishay Sprague Sanford, Inc.                                     Maine                                      100%
      Vishay Sprague, Inc.                                             Delaware                                   100%
      Vishay Sprague Canada Holdings                                   Canada                                     100%
         Inc.
        Sprague Electric of Canada                                     Canada                                     100%
                  Limited
      Sprague France S.A.                                              France                                     100%
      Vishay Sprague Palm Beach, Inc.                                  Delaware                                   100%
         Vishay Sprague Limited                                        England                                    100%
            Tansitor Electronics, Inc.                                 Delaware                                   100%
            Tansitor Barbados Limited                                  Barbados                                   100%
Vishay Acquisition Holdings Corp.                                      Delaware                                   100%
Vishay Vitramon, Inc.                                                  Delaware                                   100%


---------
  Note:  Names of Subsidiaries are indented under name of Parent.

* Directors' or other shares required by statute in foreign jurisdictions and totaling less than 1% of equity are omitted.
--------------------------------------------------------------------------------


                                      -4-